                                                                    EXHIBIT 10.9

                             EMPLOYMENT AGREEMENT
                             --------------------


          THIS EMPLOYMENT AGREEMENT (this "Agreement") is made as of  April 30,
                                           ---------
1999, between ZC Acquisition Corp., a Delaware corporation (the "Company"), and
                                                                 -------
Anthony Tjan ("Employee").
               --------

          The Company and Employee are parties to a certain Share Exchange Agreement (the "Share Exchange Agreement") pursuant to which the Employee will
                ------------------------
be issued certain shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"). All shares of Common Stock so issued to the
            ------------
Employee are referred to herein as "Employee Stock."   This Agreement contains
                                    --------------
certain restrictions with respect to the Employee Stock. In addition, the Company desires to employ the Employee and the Employee desires to be employed by the Company. Certain definitions are set forth in Section 10 of this Agreement.

          The execution and delivery of this Agreement by the Company and Employee is a condition to the purchase of shares of Common Stock and shares of the Class A Preferred by GTCR Fund VI, L.P., a Delaware limited partnership ("GTCR"), GTCR VI Executive Fund, L.P., a Delaware limited partnership
  ----
("Employee Fund") and GTCR Associates VI, a Delaware general partnership
  -------------
("Associates Fund") (each an "Investor" and collectively, the "Investors")
  ---------------             --------                         ---------
pursuant to a purchase agreement between the Company and the Investors dated as of the date hereof (the "Purchase Agreement"). Certain provisions of this
                         ------------------
Agreement are intended for the benefit of, and will be enforceable by, the Investors.

          In consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties agree as follows:


               PROVISIONS RELATING TO EMPLOYEE STOCK

          1.   Issuance of Employee Stock.
               --------------------------

          (a) Upon execution of this Agreement, the Company will deliver to Employee a certificate representing 211,200 shares of Common Stock and Employee shall be deemed to have paid fair market value for such shares pursuant to the Share Exchange Agreement.

          (b) Within 30 days after the date hereof, Employee will make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder in the form of Exhibit A attached
                                                      ---------
hereto.

          (c) Until the occurrence of a Sale of the Company or a Public Offering, all certificates evidencing shares of Employee Stock shall be held by the Company for the benefit of the Employee and the other holder(s) of Employee Stock. Upon the occurrence of a Sale of the Company or a Public Offering, the Company will return the certificates for the Employee Stock to the record holders thereof.

          (d) In connection with the issuance of the Employee Stock, Employee represents and warrants to the Company that:

               (i) The Employee Stock to be acquired by Employee pursuant to the Share Exchange Agreement will be acquired for Employee's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Employee Stock will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

               (ii) Employee is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Employee Stock.

               (iii) Employee is able to bear the economic risk of his investment in the Employee Stock for an indefinite period of time because the Employee Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

               (iv) Employee has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Employee Stock and has had full access to such other information concerning the Company as he has requested.

               (v) This Agreement constitutes the legal, valid and binding obligation of Employee, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Employee does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Employee is a party or any judgment, order or decree to which Employee is subject.

               (vi) Employee has not and will not take any action that will conflict with, violate or cause a breach of any noncompete, nonsolicitation or confidentiality agreement to which Employee is a party to or by which Employee is bound.

               (vii) Employee is a resident of the Commonwealth of Massachusetts.

          (e) As an inducement to the Company to issue the Employee Stock to Employee, and as a condition thereto, Employee acknowledges and agrees that neither the issuance of the Employee Stock to Employee nor any provision contained herein shall entitle Employee to remain in the employment of the Company or any of its Subsidiaries or affect the right of the Company to terminate Employee's employment at any time for any reason.

          (f) Concurrently with the execution of this Agreement, (i) Employee shall execute in blank ten stock transfer powers in the form of Exhibit B
                                                                ---------
attached hereto (the "Stock Powers") with respect to the Employee Stock and
                      ------------
shall deliver such Stock Powers to the Company. The Stock Powers shall authorize the Company to assign, transfer and deliver the shares of Employee Stock to the appropriate acquiror thereof pursuant to Section 3 below or Section 5 of the Stockholders Agreement and under no other circumstances, and (ii) the Employee's spouse shall execute the consent in the form of Exhibit C attached
                                                           ---------
hereto.

          2.   Vesting of Employee Stock.
               -------------------------

          (a) All of the shares of Employee Stock acquired hereunder shall be subject to vesting in the manner specified in this Section 2. Except as otherwise provided in Sections 2(b) and 2(c) below, the Employee Stock will become vested in accordance with the following schedule (the "Vesting
                                                              -------
Schedule"), if as of each such date Employee is still employed by the Company or
--------
any of its Subsidiaries:



              Date                              Cumulative Percentage of
              ----                             Employee Stock to be Vested
                                               ----------------------------

     1st Anniversary of Closing                             20%
     2nd Anniversary of Closing                             40%
     3rd Anniversary of Closing                             70%
     4th Anniversary of Closing                            100%


          (b) Upon the occurrence of an initial Public Offering, the above Vesting Schedule shall remain effective until the first to occur of (x) July 30, (y) October 30, and (z) January 30 (the first to occur of clauses (x), (y) and (z) is referred to herein as the "Modification
                                      ------------

Date"), at which time the Vesting Schedule shall be modified such that, so long
----
as Employee is still employed by the Company or any of its Subsidiaries, the Employee Stock will vest as follows:


               (i) If the Modification Date is July 30, then a percentage of additional Employee Stock equal to the product of (A) .25 multiplied by (B)
                                                               -------------
     the percentage of additional Employee Stock scheduled to become vested (according to the original Vesting Schedule) during the year ended on the next anniversary of the Closing will vest on such Modification Date, and a percentage of additional Employee Stock equal to the product of (A) .25 multiplied by (B) the percentage of additional Employee Stock scheduled to
     -------------
     become vested (according to the original Vesting Schedule) during the year ended on the next anniversary of the Closing will vest on each subsequent October 30, January 30, April 30 and July 30 so that the Employee Stock will be 100% vested on the 4th Anniversary of Closing.

               (ii) If the Modification Date is October 30, then a percentage of additional Employee Stock equal to the product of (A) .50 multiplied by (B)
                                                               -------------
     the percentage of additional Employee Stock scheduled to become vested (according to the original Vesting Schedule) during the year ended on the next anniversary of the Closing will vest on such Modification Date, and a percentage of additional Employee Stock equal to the product of (A) .25 multiplied by (B) the percentage of additional Employee Stock scheduled to
     -------------
     become vested (according to the original Vesting Schedule) during the year ended on the next anniversary of the Closing will vest on each subsequent January 30, April 30, July 30, and October 30 so that the Employee Stock will be 100% vested on the 4th Anniversary of Closing.

               (iii) If the Modification Date is January 30, then a percentage of additional Employee Stock equal to the product of (A) .75 multiplied by
                                                                  -------------
     (B) the percentage of additional Employee Stock scheduled to become vested (according to the original Vesting Schedule) during the year ended on the next anniversary of the Closing will vest on such Modification Date, and a percentage of additional Employee Stock equal to the product of (A) .25 multiplied by (B) the percentage of additional Employee Stock scheduled to
     -------------
     become vested (according to the original Vesting Schedule) during the year ended on the next anniversary of the Closing will vest on each subsequent April 30, July 30, October 30 and January 30 so that the Employee Stock will be 100% vested on the 4th Anniversary of Closing.

          (c) Upon the occurrence of a Transaction, all shares of Employee Stock which have not yet vested shall automatically vest one business day prior to the time of such event. The term "Transaction" shall mean (i) a Sale of the
                                     -----------
Company or (ii) the liquidation, dissolution or winding up of the Company. Shares of Employee Stock which have become vested are referred to herein as "Vested Shares" and all other shares of Employee Stock are referred to herein as
 -------------
"Unvested Shares."
 ----------------

          3.   Repurchase Option.
               -----------------

          (a) In the event Employee ceases to be employed by the Company and its Subsidiaries for any reason (the "Separation"), the Employee Stock (whether
                                      ----------
held by Employee or one or more of Employee's transferees, other than the Company and Investors) will be subject to repurchase pursuant to the terms and conditions set forth in this Section 3 (the "Repurchase Option").
                                             -----------------

          (b) In the event of a Separation, (i) the purchase price for each Unvested Share of Employee Stock will be Employee's Original Cost for such share and (ii) the purchase price for each Vested Share of Employee Stock will be the Fair Market Value for such share as at the date of the Separation; provided,
                                                                   --------
however, that if Employee's employment is terminated with Cause, the purchase
-------
price for each Vested Share of Employee Stock will be Employee's Original Cost for such share.

          (c) The Company may elect to purchase all or any portion of the Unvested Shares or the Vested Shares by delivering written notice (the "Repurchase Notice") to the holder or holders of the Employee Stock within 120
 -----------------
days after the Separation. The Repurchase Notice will set forth the number of Unvested Shares and Vested Shares to be acquired from each holder, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction. The number of shares to be repurchased by the Company shall first be satisfied to the extent possible from the shares of Employee Stock held by Employee at the time of delivery of the Repurchase Notice. If the number of shares of Employee Stock then held by Employee is less than the total number of shares of Employee Stock which the Company has elected to purchase, the Company shall purchase the remaining shares elected to be purchased from the other holder(s) of Employee Stock under this Agreement, pro rata according to the number of shares of Employee Stock held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share). The number of Unvested Shares and Vested Shares to be repurchased hereunder will be allocated among

Employee and the other holders of Employee Stock (if any) pro rata according to the number of shares of Employee Stock to be purchased from such person.

          (d) If for any reason the Company does not elect to purchase all of the Employee Stock pursuant to the Repurchase Option, all employees and/or executives of the Company who are parties to an agreement with the Company which is substantially similar in form and substance to this Agreement (each a "Senior
                                                                          ------
Manager", and collectively, the "Senior Management") on the date of the
-------                          -----------------
Separation or Triggering Event and the Investors shall be entitled to exercise the Repurchase Option for all or any portion of the shares of Employee Stock the Company has not elected to purchase (the "Available Shares"). As soon as
                                          ----------------
practicable after the Company has determined that there will be Available Shares, but in any event within 90 days after the Separation or Triggering Event, the Company shall give written notice (the "Option Notice") to the Senior
                                                   -------------
Management and Investors setting forth the number of Available Shares and the purchase price for the Available Shares. Senior Management and the Investors may elect to purchase any or all of the Available Shares by giving written notice to the Company within one month after the Option Notice has been given by the Company. If Senior Management and the Investors elect to purchase an aggregate number of shares greater than the number of Available Shares, the Available Shares shall be allocated among Senior Management and the Investors based upon the number of shares of Common Stock owned by each Senior Manager and each Investor on a fully diluted basis. As soon as practicable, and in any event within ten days, after the expiration of the one-month period set forth above, the Company shall notify each holder of Employee Stock as to the number of shares being purchased from such holder by the Senior Management and the Investors (the "Supplemental Repurchase Notice"). At the time the Company
                ------------------------------
delivers the Supplemental Repurchase Notice to the holder(s) of Employee Stock, the Company shall also deliver written notice to each Senior Manager and each Investor setting forth the number of shares such Senior Manager and such Investor is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction. The number of Unvested Shares and Vested Shares to be repurchased hereunder shall be allocated among the Company, Senior Management and the Investors pro rata according to the number of shares of Employee Stock to be purchased by each of them.

          (e) The closing of the purchase of the Employee Stock pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice or Supplemental Repurchase Notice, which date shall not be more than one month nor less than five days after the delivery of the later of either such notice to be delivered. The Company will pay for the Employee Stock to be repurchased by it pursuant to the Repurchase

Option with (i) a check or wire transfer of funds for (A) any shares of Employee Stock to be repurchased at Employee's Original Cost and (B) in the case of Employee Stock to be repurchased at Fair Market Value, that portion of such Employee Stock which is equal to the Employee's Original Cost, and (ii) in the case of Employee Stock to be repurchased at Fair Market Value, a subordinate note or notes for that portion of such Employee Stock which exceeds the Employee's Original Cost; it being understood and agreed that such note or notes shall be payable in up to two annual installments beginning on the first anniversary of the closing of such repurchase and bearing interest (payable quarterly) at a rate per annum equal to the prime rate as published in The Wall
                                                                       --------
Street Journal from time to time. Notwithstanding anything in this Section 3 to
--------------
the contrary, any amounts to be paid by the Company with a check or wire transfer of funds pursuant to this Section 3(e) shall first be reduced (on a dollar for dollar basis) by all amounts outstanding under any bona fide debts owed by Employee to the Company. Each Senior Manager and each Investor will pay for the Employee Stock to be purchased by each of them pursuant to the Repurchase Option with a check or wire transfer of funds. The Company, the Senior Management and the Investors will be entitled to receive customary representations and warranties from the sellers regarding each seller's title to such Employee Stock.

          (f) Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Employee Stock by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of Employee Stock hereunder which the Company is otherwise entitled or required to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions.

          (g) Notwithstanding anything to the contrary contained in this Agreement, if the Fair Market Value of a share of Employee Stock is finally determined to be an amount at least 10% greater than the per share repurchase price for such share of Employee Stock in the Repurchase Notice or in the Supplemental Repurchase Notice, each of the Company and the Investors shall have the right to revoke its exercise of the Repurchase Option for all or any portion of the Employee Stock elected to be repurchased by it by delivering notice of such revocation in writing to the holders of Employee Stock during the thirty-day period beginning on the date that the Company and/or the Investors are given written notice that the Fair Market Value of a share of Employee Stock was finally determined to be an amount at least 10% greater than the per share repurchase price for Employee Stock set forth in the Repurchase Notice or in the Supplemental Repurchase Notice.

          (h) The provisions of this Section 3 shall terminate with respect to Vested Shares upon consummation of a Public Offering or the occurrence of a Transaction.


          4.   Restrictions on Transfer of Employee Stock.
               ------------------------------------------

          (a)  Transfer of Employee Stock.  The holder of Employee Stock shall
               --------------------------
not Transfer any interest in any shares of Employee Stock, except pursuant to
(i) the provisions of Section 3 hereof, (ii) the provisions of Section 3 of the Stockholders Agreement (a "Participating Sale"), (iii) an Approved Sale (as
                           ------------------
defined in Section 5 of the Stockholders Agreement), or (iv) the provisions of
Section 4(b) below.

          (b)  Certain Permitted Transfers.  The restrictions in this Section 4
               ---------------------------
will not apply with respect to any Transfer of Employee Stock if made (i) pursuant to applicable laws of descent and distribution or to such Person's legal guardian in the case of any mental incapacity or among such Person's Family Group, or (ii) at a time when (A) the Common Stock of the Company has been trading for at least 45 consecutive days (including the day immediately preceding such Transfer) at a price that exceeds the initial Public Offering price by at least 20% and (B) the Common Stock bid and asked price on the day of such Transfer was at least 20% greater than the initial Public Offering price, but in the case of this clause (ii) only an amount of shares per calendar year up to the lesser of (x) the number of Vested Shares owned by Employee at the time of such Transfer and (y) 10% of the total number of shares of Common Stock owned by Employee at the time of the Company's initial Public Offering, or (iii) at such time as the Investors sell shares of Common Stock in a Public Sale, but in the case of this clause (iii) only an amount of shares (the "Transfer
                                                                --------
Amount") equal to the lesser of (C) the number of Vested Shares of Common Stock
------
owned by Employee at the time of such Transfer and (D) the number of shares of Common Stock owned by Employee multiplied by a fraction (the "Transfer
                                                              --------
Fraction"), the numerator of which is the number of shares of Common Stock sold
--------
by the Investors in such Public Sale and the denominator of which is the total number of shares of Common Stock held by the Investors prior to the Public Sale; provided that, if at the time of a Public Sale of shares by the Investors,
-------- ----
Employee chooses not to Transfer the Transfer Amount, Employee shall retain the right to Transfer an amount of Employee Stock at a future date equal to the lesser of (x) the number of Vested Shares owned by Employee at such future date and (y) the number of shares of Employee Stock owned by Employee at such future date multiplied by the Transfer Fraction; provided further, that at any
                                          -------- -------
particular point in time during any given calendar year the number of shares of Common Stock which the Employee has a right to Transfer pursuant to clause (ii) above shall be reduced by the number of shares of Common Stock which the Employee has Transferred in such calendar year pursuant to clause (iii) above and the number of shares of Common Stock which the Employee has a right to Transfer pursuant to clause (iii) above shall be reduced by the number of shares of Common Stock which the Employee has Transferred in such calendar year pursuant to clause (ii) above. Notwithstanding anything in this Section 4 to the contrary, the restrictions contained in this Section 4 will continue to be applicable to the Employee Stock after any Transfer of the type referred to in clause (i) and the transferees of such Employee Stock will agree in writing to be bound by the provisions of this Agreement. Any transferee of Employee Stock pursuant to a transfer in accordance with the provisions of this Section 4(b)(i) is herein referred to as a "Permitted Transferee." Upon the transfer of
                            --------------------
Employee Stock pursuant to this Section 4(b), the transferring Employee Stockholder will deliver a written notice (a "Transfer Notice") to the Company.
                                              ---------------
In the case of a Transfer pursuant to clause (i) hereof, the Transfer Notice will disclose in reasonable detail the identity of the Permitted Transferee(s).

          (c)  Termination of Restrictions.  The restrictions set forth in this
               ---------------------------
Section 4 will continue with respect to each share of Employee Stock until the earlier of (i) the date on which such share of Employee Stock has been transferred in a Public Sale permitted by this Section 4, or (ii) the consummation of an Approved Sale.

          5.   Additional Restrictions on Transfer of Employee Stock.
               -----------------------------------------------------

          (a)  Legend.  The certificates representing the Employee Stock will
               ------
bear a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF APRIL 30, 1999, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN EMPLOYMENT AGREEMENT BETWEEN THE COMPANY AND AN EMPLOYEE OF THE COMPANY DATED AS OF APRIL 30, 1999.

     A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."


          (b)  Opinion of Counsel.  No holder of Employee Stock may sell,
               ------------------
transfer or dispose of any Employee Stock (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an written notice describing in reasonable detail the proposed transfer, together with an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer. In addition, if the holder of the Employee Stock delivers to the Company an opinion of counsel that no subsequent transfer of such Employee Stock shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Employee Stock which do not bear the Securities Act portion of the legend set forth in Section 5(a). If the Company is not required to deliver new certificates for such Employee Stock not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Section 5.


                       PROVISIONS RELATING TO EMPLOYMENT

          6.   Employment.  The Company agrees to employ Employee and Employee
               ----------
accepts such employment for the period beginning as of the date hereof and ending upon his separation pursuant to Section 6(c) hereof (the "Employment
                                                                 ----------
Period").
------

          (a)  Position and Duties. During the Employment Period, Employee shall
               -------------------
serve in such position as may be designated by the President of the Company from time to time. Employee shall report to the President or his designee, and Employee shall devote his or her best efforts and his or her full business time and attention to t he business and affairs of the Company and its subsidiaries.

          (b)  Salary, Bonus and Benefits.  During the Employment Period, the
               --------------------------
Company will pay Employee a base salary (the "Annual Base Salary") of $165,000
                                              ------------------
per annum, subject to any increase as determined in the discretion of the President based upon the Company's achievements of budgetary and other objectives set by the Board. As soon as practicable following the date hereof, the Company agrees to review Employee's Annual Base Salary in light of certain objective criteria (determined in its sole discretion), and may (but shall have no obligation to) adjust such Annual Base Salary as the Company deems appropriate in its sole discretion. Employee's Annual Base Salary for any partial year will be prorated based upon the number of days elapsed in such year. During the Employment Period, the Employee shall also be eligible for an annual bonus of 35% of Employee's then applicable Annual Base Salary for such year based upon Employee's attainment of individual performance objectives and the Company's attainment of its budgetary objectives established by the Board of Directors; such bonus to be determined by the President or his designee. Employee shall also be entitled to participate in such benefit plans as are made available to employees of the Company generally.

          (c)  Events of Separation.  The Employment Period will continue until
               --------------------
Employee's resignation, disability (as determined by the President in his good faith judgment) or death or until the President decides to terminate Employee's employment.

          (d)  Payments in the Event of Separation.  In the event of a
               -----------------------------------
Separation, the Company shall pay to the Employee, in a lump sum within 15 days after such termination or resignation, an amount equal to the sum of (A) any unpaid base salary owed to the Employee for services performed prior to such termination, plus (B) the amount of any compensation previously deferred by the Employee (together with any accrued interest or earnings thereon) and any accrued vacation pay, in each case to the extent not previously paid (the obligations set forth in clauses (A) and (B) are collectively referred to herein as the "Accrued Obligations").
        -------------------

          7.   Confidential Information. Employee acknowledges that the
               ------------------------
information, observations and data obtained by him during the course of his performance under this Agreement concerning the business and affairs of the Company and its affiliates are the property of the Company, including information concerning acquisition opportunities in or reasonably related to the Company's business or industry of which Employee becomes aware during the Employment Period. Therefore, Employee agrees that he will not disclose to any unauthorized person or use for his own account any of such information, observations or data without the Board's written consent, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Employee's acts or omissions to act. Employee agrees to deliver to the Company at a Separation, or at any other time the Company may request in writing, all memoranda, notes, plans, records, reports and other documents (and copies thereof) relating to the business of the Company and its affiliates (including, without limitation, all acquisition prospects, lists and contact information) which he may then possess or have under his control.

          8.   Noncompetition and Nonsolicitation.   Employee acknowledges
               ----------------------------------
that in the course of his employment with the Company he will become familiar with the Company's and its Subsidiaries' trade secrets and with other confidential information concerning the Company and such Subsidiaries and that his services will be of special, unique and extraordinary value to the Company. Therefore, Employee agrees that:

          (a)  Noncompetition.  During the Employment Period and for a period of
               --------------
one year thereafter (the "Noncompete Period"), Employee shall not, within the
                          -----------------
United States, directly or indirectly own, manage, control, participate in, consult with, render services for, or in any manner engage in any business engaged in Internet consulting or implementation services (or any other business directly competitive with a portion of the business of the Company or its Subsidiaries in which Employee has participated substantially) or any business in which the Company or any of its Subsidiaries has requested and received information relating to the acquisition of such business by the Company and the Subsidiaries prior to the Separation; provided that passive ownership of less than 5% of the outstanding stock of any publicly-traded corporation shall not, in and of itself, be deemed to violate this Section 8(a).

          (b)  Nonsolicitation. During the Noncompete Period, Employee shall not
               ---------------
directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company or its Subsidiaries to leave the employ of the Company or such Subsidiary, or in any way interfere with the relationship between the Company and any Subsidiary and any employee thereof, (ii) hire any person who was an employee of the Company and any Subsidiary within 180 days prior to the time such employee was hired by the Employee, (iii) induce or attempt to induce any customer, supplier, licensee or other business relation of the Company and any Subsidiary to cease doing business with the Company or such Subsidiary or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company and any Subsidiary or (iv) directly or indirectly acquire or attempt to acquire an interest in any business relating to the business of the Company and any Subsidiary and with which the Company and any Subsidiary has entertained discussions or has requested and received information relating to the acquisition of such business by the Company and any Subsidiary in the two-year period immediately preceding a Separation.

          (c)  Enforcement.  If, at the time of enforcement of Section 7 or this
               -----------
Section 8,
a court holds that the restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum duration, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum duration, scope and area permitted by law. Because Employee's services are unique and because Employee has access to confidential information, the parties hereto agree that money damages would be an inadequate remedy for any breach of this Agreement. Therefore, in the event a breach or threatened breach of this Agreement, the Company or its successors or assigns may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provisions hereof (without posting a bond or other security).

          (d)  Additional Acknowledgments.  Employee acknowledges that the
               --------------------------
provisions of this Section 8 are in consideration of: (i) the consideration set forth in the Share Exchange Agreement, (ii) employment with the Company, (iii) the issuance of the Employee Stock and (iv) additional good and valuable consideration as set forth in this Agreement. In addition, Employee agrees and acknowledges that the restrictions contained in Section 7 and this Section 8 do not preclude Employee from earning a livelihood, nor do they unreasonably impose limitations on Employee's ability to earn a living. In addition, Employee agrees and acknowledges that the potential harm to the Company of the non-enforcement of Section 7 and this Section 8 outweighs any potential harm to Employee of its enforcement by injunction or otherwise. Employee acknowledges that he has carefully read this Agreement and has given careful consideration to the restraints imposed upon Employee by this Agreement, and is in full accord as to their necessity for the reasonable and proper protection of confidential and proprietary information of the Company now existing or to be developed in the future. Employee expressly acknowledges and agrees that each and every restraint imposed by this Agreement is reasonable with respect to subject matter, time period and geographical area.

          (e)  Election as Director.  The Company shall cause Employee to be
               --------------------
elected as a Class I Director of the Company as soon as practicable after the date hereof.

                              GENERAL PROVISIONS

          10.  Definitions.
               -----------

          "Affiliate" of an Investor means any direct or indirect general or
           ---------
limited partner of such Investor, or any employee or owner thereof, or any other person, entity or investment fund controlling, controlled by or under common control with such Investor, and will include, without limitation, its owners and employees.

          "Cause" means (i) the commission of a felony or a crime involving
           -----
moral turpitude or the commission of any other act or omission involving dishonesty or fraud with respect to the Company or any of its Subsidiaries or any of their customers or suppliers, (ii) conduct which brings the Company or any of its Subsidiaries into substantial public disgrace or disrepute, (iii) substantial and repeated failure to perform duties of the position held by Employee as reasonably directed by the President, (iv) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or (v) any material breach of Section 6(a)(ii), 7 or 8 of this Agreement.

          "Closing" shall have the meaning set forth in the Share Exchange
           -------
Agreement.

          "Employee's Family Group" means Employee's spouse and descendants
           -----------------------
(whether natural or adopted), any trust solely for the benefit of Employee and/or Employee's spouse and/or descendants and any retirement plan for the Employee.

          "Employee Stock" will continue to be Employee Stock in the hands of
           --------------
any holder other than Employee (except for the Company and the Investors and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Employee Stock will succeed to all rights and obligations attributable to Employee as a holder of Employee Stock hereunder. Employee Stock will also include shares of the Company's capital stock issued with respect to Employee Stock by way of a stock split, stock dividend or other recapitalization. Notwithstanding the foregoing, all Unvested Shares shall remain Unvested Shares after any Transfer thereof.

          "Fair Market Value" of each share of Employee Stock means the average
           -----------------
of the closing prices of the sales of such Employee Stock on all securities exchanges on which such

Employee Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such Employee Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such Employee Stock is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time such Employee Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value will be the fair value of such Employee Stock as determined in good faith by the Board. If the Employee reasonably disagrees with such determination, the Employee shall deliver to the Board a written notice of objection within ten days after delivery of the Repurchase Notice (or if no Repurchase Notice is delivered, then within ten days after delivery of the Supplemental Repurchase Notice). Upon receipt of the Employee's written notice of objection, the Board and the Employee will negotiate in good faith to agree on such Fair Market Value. If such agreement is not reached within 30 days after the delivery of the Repurchase Notice (or if no Repurchase Notice is delivered, then within 30 days after the delivery of the Supplemental Repurchase Notice), Fair Market Value shall be determined by an appraiser jointly selected by the Board and the Employee, which appraiser shall submit to the Board and the Employee a report within 30 days of its engagement setting forth such determination. If the parties are unable to agree on an appraiser within 45 days after delivery of the Repurchase Notice or the Supplemental Repurchase Notice, within seven days, each party shall submit the names of four nationally recognized investment banking firms, and each party shall be entitled to strike two names from the other party's list of firms, and the appraiser shall be selected by lot from the remaining four investment banking firms. The expenses of such appraiser shall be borne by the party whose Fair Market Value determination when subtracted from the appraiser's determination of Fair Market Value has the greater absolute value; provided that, in the event that there is no difference between each party's absolute value, then the expenses of such appraiser shall be shared equally by the parties. The determination of such appraiser as to Fair Market Value shall be final and binding upon all parties.

          "GAAP" means United States generally accepted accounting
           ----
principles as in effect from time to time.

          "Original Cost" means, with respect to each share of Common Stock
           -------------
received by
the Employee under the Share Exchange Agreement, $.50 (as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations).

          "Person" means an individual, a partnership, a limited liability
           ------
company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Public Offering" means the sale in an underwritten public offering
           ---------------
registered under the Securities Act of shares of the Company's Common Stock approved by the Board of Directors of the Company.

          "Public Sale" means (i) any sale pursuant to a registered public
           -----------
offering under the Securities Act or (ii) any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker (other than pursuant to Rule 144(k) prior to a Public Offering).

          "Sale of the Company" means any transaction or series of transactions
           -------------------
pursuant to which any person(s) or entity(ies) other than the Investor and its Affiliates in the aggregate acquire(s) (i) capital stock of the Company possessing the voting power (other than voting rights accruing only in the event of a default, breach or event of noncompliance) to elect a majority of the Company's board of directors (whether by merger, consolidation, reorganization, combination, sale or transfer of the Company's capital stock, shareholder or voting agreement, proxy, power of attorney or otherwise) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time.

          "Stockholders Agreement" means the Stockholders Agreement of even date
           ----------------------
herewith among the Company and certain of its stockholders.

          "Subsidiary" means any corporation of which the Company owns
           ----------
securities having a majority of the ordinary voting power in electing the board of directors directly or through one or more subsidiaries.

          "Transfer" means to sell, transfer, assign, pledge or otherwise
           --------
dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law).

          11.  Notices.  Any notice provided for in this Agreement must be in
               -------
writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated:

          If to the Company:
          -----------------

               ZC Acquisition Corp.
               105 South Street
               Boston, MA 02110
               Attention: General Counsel

               with copies to:
               --------------

               Ropes & Gray
               One International Place
               Boston, MA 02110
               Attention: Keith F. Higgins, Esq.

          If to the Employee:
          ------------------

               Mr. Anthony Tjan
               129 Franklin Street
               Unit 146
               Cambridge, MA 02118

          If to the Investors:
          -------------------

               GTCR Fund VI, L.P.
               GTCR VI Employee Fund, L.P.
               GTCR Associates VI
               c/o GTCR Golder Rauner, L.L.C.
               6100 Sears Tower
               Chicago, Illinois 60606-6402
               Attention: Philip A. Canfield
                          Timothy P. McAdam

               with a copy to:
               --------------

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, Illinois 60601
               Attention: Stephen L. Ritchie

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

          12.  General Provisions.
               ------------------

          (a) The Company agrees to pay the reasonable legal expenses of the Employee incurred in connection with the negotiation and execution of this Agreement. In addition, expenses (including reasonable attorneys' fees) incurred by the Employee in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding, unless otherwise determined by the Outside Directors (as defined in that certain Stockholders Agreement, dated as of March 23, 1999, by and among the Company, the Investors, the Employee and certain other stockholders), upon receipt of an undertaking by or on behalf of the Employee to repay such amount if it shall ultimately be determined that the Employee is not entitled to indemnification by the Company.

          (b)  Transfers in Violation of Agreement.  Any Transfer or attempted
               -----------------------------------
Transfer of any Employee Stock in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Employee Stock as the owner of such stock for any purpose.

          (c)  Severability.  Whenever possible, each provision of this
               ------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (d)  Complete Agreement.  This Agreement, those documents expressly
               ------------------
referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          (e)  Counterparts.  This Agreement may be executed in separate
               ------------
counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          (f)  Successors and Assigns. Except as otherwise provided herein, this
               ----------------------
Agreement shall bind and inure to the benefit of and be enforceable by Employee, the Company, the Investors and their respective successors and assigns (including subsequent holders of Employee Stock); provided that the rights and obligations of Employee under this Agreement shall not be assignable except in connection with a permitted transfer of Employee Stock hereunder.

          (g)  Choice of Law.  The laws of Delaware shall govern all issues
               -------------
concerning the relative rights of the Company and its stockholders and all other questions concerning the construction, validity and interpretation of this Agreement, without giving effect to any choice of law or other conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          (h)  Remedies.  Each of the parties to this Agreement (including the
               --------
Investors) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

          (i)  Amendment and Waiver.  The provisions of this Agreement may be
               --------------------
amended and waived only with the prior written consent of the Company, the Employee and the Majority Holders (as defined in the Purchase Agreement).

          (j)  Insurance.  The Company, at its discretion, may apply for and
               ---------
procure in its own name and for its own benefit life and/or disability insurance on Employee in any amount or amounts considered available. Employee agrees to cooperate in any medical or other examination, supply any information, and to execute and deliver any applications or other instruments in writing as may be reasonably necessary to obtain and constitute such insurance. Employee hereby represents that he has no reason to believe that his life is not insurable at rates now prevailing for healthy men of his age.

          (k)  Business Days.  If any time period for giving notice or taking
               -------------
action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

          (l)  Indemnification and Reimbursement of Payments on Behalf of
               ----------------------------------------------------------
Employee.  The Company and its Subsidiaries shall be entitled to deduct or with
--------
hold from any amounts owing from the Company or any of its Subsidiaries to the Employee any federal, state, local or foreign withholding taxes, excise taxes, or employment taxes ("Taxes") imposed with respect to
                      -----
the Employee's compensation or other payments from the Company or any of its Subsidiaries or the Employee's ownership interest in the Company, including, without limitation, wages, bonuses, dividends, the receipt or exercise of stock options and/or the receipt or vesting of restricted stock. The Employee shall indemnify the Company and its Subsidiaries for any amounts paid with respect to any such Texas, together with any interest, penalties and related expenses thereto.

          (m)  Termination. This Agreement (except for the provisions of Section
               -----------
7) shall survive a Separation and shall remain in full force and effect after such Separation .

          (n)  Generally Accepted Accounting Principles; Adjustments of Numbers.
               ----------------------------------------------------------------
Where any accounting determination or calculation is required to be made under this Agreement or the exhibits hereto, such determination or calculation (unless otherwise provided) shall be made in accordance with generally accepted accounting principles, consistently applied, except that if because of a change in generally accepted accounting principles the Company would have to alter a previously utilized accounting method or policy in order to remain in compliance with generally accepted accounting principles, such determination or calculation shall continue to be made in accordance with the Company's previous accounting methods and policies. All numbers set forth herein which refer to share prices or amounts will be appropriately adjusted to reflect stock splits, stock dividends, combinations of shares and other recapitalizations affecting the subject class of stock.

          (o)  Deemed Transfer of Employee Stock.  If the Company (and/or the
               ---------------------------------
Investors and/or any other Person acquiring securities) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Employee Stock to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement), and such shares shall be deemed purchased in accordance with the applicable provisions hereof and the Company (and/or the Investors and/or any other Person acquiring securities) shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

          (p)  No Pledge or Security Interest.  The purpose of the Company's
               ------------------------------
retention of the Employee's stock certificates and executed stock powers is solely to facilitate the repurchase provisions set forth in Section 3 herein and does not constitute a pledge by the Employee of, or the granting of a security interest in, the underlying stock.

          (q)  Rights Granted to GTCR and its Affiliates.  Any rights granted to
               -----------------------------------------
GTCR and its Affiliates hereunder may also be exercised (in whole or in part) by its designees (which may be Affiliates).

                               *   *   *   *   *

          IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement on the date first written above.



                                   ZC ACQUISITION CORP.


                                   By:  [ILLEGIBLE]^^
                                        ----------------------------------
                                   Its: President
                                        ----------------------------------


                                      /s/ Anthony Tjan
                                      ------------------------------------
                                      Anthony Tjan
Agreed and Accepted:

GTCR FUND VI, L.P.
By:  GTCR Partners VI, L.P.
Its: General Partner

By:  GTCR Golder Rauner, L.L.C.
Its: General Partner

By:   /s/ Philip A. Canfield
      ----------------------------------
Name: Philip A. Canfield
      ----------------------------------
Its:  Principal

GTCR VI EXECUTIVE  FUND, L.P.
By:  GTCR Partners VI, L.P.
Its: General Partner

By:  GTCR Golder Rauner, L.L.C.
Its: General Partner

By:   /s/ Philip A. Canfield
      ----------------------------------
Name: Philip A. Canfield
      ----------------------------------
Its:  Principal

GTCR ASSOCIATES VI
By:  GTCR Partners VI, L.P.
Its: Managing General Partner

By:  GTCR Golder Rauner, L.L.C.
Its: General Partner

By:   /s/ Philip A. Canfield
      ----------------------------------
Name: Philip A. Canfield
      ----------------------------------
Its:  Principal

                     SIGNATURE PAGE TO EMPLOYEE AGREEMENT

                                                                       EXHIBIT A
                                                                       ---------

                                                                 April ___, 1999


                      ELECTION TO INCLUDE STOCK IN GROSS
                    INCOME PURSUANT TO SECTION 83(b) OF THE
                             INTERNAL REVENUE CODE


          The undersigned purchased shares of Common Stock, par value $.01 per share (the "Shares"), of ZC Acquisition Corp. (the "Company") on April ___, 1999
            ------                                  -------
(the "Closing Date").  Under certain circumstances, the Company has the right to
      ------------
repurchase certain of the Shares at cost from the undersigned (or from the holder of the Shares, if different from the undersigned) should the undersigned cease to be employed by the Company and its subsidiaries or upon certain other events. Hence, the Shares are subject to a substantial risk of forfeiture and are non-transferable. The undersigned desires to make an election to have the Shares taxed under the provision of Code (S)83(b) at the time he purchased the Shares.

          Therefore, pursuant to Code (S)83(b) and Treasury Regulation (S)1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Shares (described below), to report as taxable income for calendar year 1999 the excess (if any) of the Shares' fair market value on April __, 1999 over the purchase price thereof.

          The following information is supplied in accordance with Treasury Regulation (S)1.83-2(e):

          1.   The name, address and social security number of the undersigned:

               [Name]
               [Address]

                    Social Security Number: ______________

          2.   A description of the property with respect to which the election
is being made: [      ] shares of Common Stock, par value $.01 per share, of the
Company.

          3. The date on which the property was transferred April ___, 1999. The taxable year for which such election is made: calendar year 1999.

          4. The restrictions to which the property is subject: If during the first four years after the Closing Date, the undersigned ceases to be employed by the Company or any of its subsidiaries, the unvested portion of the Shares will be subject to repurchase by the Company at cost. 20% of the Shares become vested shares on each of the first and second anniversaries of the Closing Date and 30% of the Shares become vested on each of the third and fourth anniversary thereof.

          5. The fair market value on April __, 1999 of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $.50 per share of Common Stock.

          6.   The amount paid for such property: $.50 per share of Common
Stock.

          A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations (S)1.83-2(e)(7).

Dated: April ____, 1999

                                         ______________________________
                                         Name:

                                                                       EXHIBIT B
                                                                       ---------


                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------


          FOR VALUE RECEIVED, [Name of Individual] does hereby sell, assign and transfer unto _______________, _____________ shares of the Common Stock, par value $.01 per share, of ZC Acquisition Corp., a Delaware corporation (the "Corporation"), standing in the undersigned's name on the books of the
------------
Corporation represented by Certificate Nos. _________ herewith and does hereby irrevocably constitute and appoint each principal of GTCR Golder Rauner, L.L.C. (acting alone or with one or more other such principals) as attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.


Dated:_________ __, _____
                                         ______________________________
                                         [NAME]

                                                                       EXHIBIT C
                                                                       ---------


                                SPOUSAL CONSENT
                                ---------------


          The undersigned spouse of the Employee hereby acknowledges that I have read the foregoing Employment Agreement and Stockholders Agreement and Registration Agreement referred to therein, each executed by the Employee and dated as of the date hereof, and that I understand their contents. I am aware that the foregoing Employment Agreement and Stockholders Agreement and Registration Agreement provide for the repurchase of my spouse's securities under certain circumstances and/or impose other restrictions on such securities (including, without limitation, the transfer restriction thereof). I agree that my spouse's interest in these securities is subject to these restrictions and any interest that I may have in such securities shall be irrevocably bound by these agreements and further, that my community property interest, if any, shall be similarly bound by these agreements.


                    _________________________     Date: April ___, 1999
                    Spouse's
                    Name:____________________


                    _________________________     Date: April ___, 1999
                    Witness'
                    Name:____________________